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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-71078) of AT&T Latin America Corp. of our report dated February 28, 2002, except for Note 15, as to which the date is March 28, 2002, relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Miami, FL

March 29, 2002